     As filed with the Securities and Exchange Commission on May 19, 1995.
                                                   Registration No. 33-_________
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ------------------------

                                   FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           ------------------------

                     FROZEN FOOD EXPRESS INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

             TEXAS                                     75-1031831
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                           1145 EMPIRE CENTRAL PLACE
                           DALLAS, TEXAS 75247-4309
                         (Address, including Zip Code,
                        of Principal Executive Offices)


                     FROZEN FOOD EXPRESS INDUSTRIES, INC.
                  1992 INCENTIVE AND NONSTATUTORY OPTION PLAN
                           (Full title of the plan)


                             STONEY M. STUBBS, JR.
                     FROZEN FOOD EXPRESS INDUSTRIES, INC.
                           1145 EMPIRE CENTRAL PLACE
                           DALLAS, TEXAS 75247-4309
                                (214)-630-8090
                     (Name, address, and telephone number,
                  including area code, of agent for service)

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

=======================================================================================================
                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM
TITLE OF SECURITIES TO BE   AMOUNT TO BE   OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
       REGISTERED(1)         REGISTERED         SHARE(2)             PRICE(2)          REGISTRATION FEE
- -------------------------------------------------------------------------------------------------------
    Common Stock,
    $1.50 par value         812,500 Shares       $11.00            $8,937,500.00          $3,081.90
=======================================================================================================

(1) Shares of common stock of Frozen Food Express Industries, Inc.
    (the "Company"), $1.50 par value per share (the "Common Stock"), being registered hereby relate to the Frozen Food Express Industries, Inc. 1992 Incentive and Nonstatutory Option Plan (the "Plan"). Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered such additional shares of Common Stock as may become issuable pursuant to the anti-dilution provisions of the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) promulgated under the Securities Act on the basis of the average of the high and low sale prices of the Common Stock on May 15, 1995, as reported on the Nasdaq National Market.

                           INCORPORATION BY REFERENCE


  The 812,500 shares of Common Stock being registered hereby shall be issued under the Plan, which was amended as of February 4, 1994, to increase the number of shares of Common Stock available for issuance under the Plan. Pursuant to Instruction E of Form S-8, the contents of the Company's Registration Statement on Form S-8 as filed with Securities and Exchange Commission on June 9, 1992, Registration No. 33-48494, are incorporated by reference herein.

Item 8.     Exhibits.

The following are filed as exhibits to this Registration Statement:


Exhibit No. Description
- ----------  -----------
 4.1        Articles of Incorporation of the Company, as amended (incorporated herein by reference from Exhibit 3.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1988, File
            No. 0-6200).

 4.2 Bylaws of the Company, as amended (incorporated herein by reference from Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1991, File No. 0-6200).

 4.3        Frozen Food Express Industries, Inc. 1992 Incentive and Nonstatutory
            Option Plan (incorporated herein by reference from Exhibit 4.3 to the Company's Registration Statement on Form S-8
            (Reg. No. 33-48494)).

 4.4        Amendment to Frozen Food Express Industries, Inc. 1992 Incentive and
            Nonstatutory Option Plan (incorporated herein by reference from Exhibit 10.11 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, File No. 0-6200).

 5          Opinion of Baker & McKenzie.*

23.1        Consent of Baker & McKenzie (See Exhibit 5).*

23.2        Consent of Arthur Andersen & Co.*

24 Power of Attorney (included on the signature page of the Registration Statement).*

* filed herewith

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 10, 1995.


                                    FROZEN FOOD EXPRESS INDUSTRIES, INC.


                                    By:/s/ Stoney M. Stubbs, Jr.
                                       -------------------------------------
                                        Stoney M. Stubbs, Jr.
                                        Chairman of the Board, President and
                                        Chief Executive Officer


                               POWER OF ATTORNEY

  Each person whose signature appears below hereby authorizes Stoney M. Stubbs, Jr. or Burl G. Cott to file one or more amendments (including post-effective amendments) to this registration statement, which amendments may make such changes in this registration statement as each of them deems appropriate, and each such person hereby appoints Stoney M. Stubbs, Jr. or Burl G. Cott as attorney-in-fact to execute in the name and on behalf of the Company and any such person, individually and in each capacity stated below, any such amendments to this registration statement.

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

           Name                             Title                      Date
           ----                             -----                      ----

/s/ Stoney M. Stubbs, Jr.    Chairman of the Board, President      May 10, 1995
- ---------------------------  and Chief Executive Officer
Stoney M. Stubbs, Jr.        (Principal Executive Officer)

/s/ Edgar O. Weller          Vice Chairman of the Board            May 10, 1995
- ---------------------------
Edgar O. Weller

/s/ Burl G. Cott             Senior Vice President, Chief          May 10, 1995
- ---------------------------  Financial Officer and Director
Burl G. Cott                 (Principal Financial and Accounting
                             Officer)

/s/ Charles G. Robertson     Executive Vice President, Chief       May 10, 1995
- ---------------------------  Operating Officer and Director
Charles G. Robertson

/s/ W. Grogan Lord           Director                              May 10, 1995
- ---------------------------
W. Grogan Lord

 /s/ Leroy Hallman           Director                              May 10, 1995
- ---------------------------
 Leroy Hallman

/s/ Brian R. Blackmarr       Director                              May 10, 1995
- ---------------------------
Brian R. Blackmarr

 /s/ T. Michael O'Connor     Director                              May 10, 1995
- ---------------------------
 T. Michael O'Connor

                                 EXHIBIT INDEX


Exhibit No.       Description                                        Page
- -----------       -----------                                        ----
 4.1              Articles of Incorporation of the Company, as
                  amended (incorporated herein by reference from
                  Exhibit 3.1 to the Company's Annual Report on
                  Form 10-K for the fiscal year ended December 31,
                  1988, File No. 0-6200).

 4.2 Bylaws of the Company, as amended (incorporated herein by reference from Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1991, File No. 0-6200).

 4.3              Frozen Food Express Industries, Inc. 1992
                  Incentive and Nonstatutory Option Plan
                  (incorporated herein by reference from
                  Exhibit 4.3 to the Company's Registration
                  Statement on Form S-8 (Reg. No. 33-48494)).

 4.4              Amendment to Frozen Food Express Industries, Inc.
                  1992 Incentive and Nonstatutory Option Plan
                  (incorporated herein by reference from
                  Exhibit 10.11 to the Company's Annual Report on Form 10-K for the fiscal year ended
                  December 31, 1994, File No. 0-6200).

 5                Opinion of Baker & McKenzie.*

23.1              Consent of Baker & McKenzie (See Exhibit 5).*

23.2              Consent of Arthur Andersen & Co.*

24 Power of Attorney (included on the signature page of the Registration Statement).*

* filed herewith